UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International New Opportunities Fund

3|31|07

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International New
Opportunities Fund
3| 31| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	32
Financial statements	33
Brokerage commissions	57

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees
Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International New Opportunities Fund:
seeking to benefit from growing companies abroad

If you have ever worn an Adidas sports shoe, used a Nokia wireless phone, or taken digital pictures with a Canon camera, probably understand part of the philosophy behind Putnam International New Opportunities Fund: Great companies outside the United States, with products and services in strong demand, can be a great investment.

Of course, there is more to a growth company than great products, and that’s why the fund’s management team relies on a disciplined strategy and research by Putnam’s in-house analysts to select portfolio holdings from the thousands of companies operating abroad. The team searches for companies that are well managed, with sound business models and solid balance sheets.

The fund also invests in companies of various sizes to benefit from different types of growth potential: large companies that dominate their industries, as well as midsize and small companies in an expansionary-growth phase. It is important to note that investments in small or midsize companies increase the risk of greater price fluctuations.

With regard to regions, the fund currently invests primarily in developed markets such as Japan, Canada, and the European Union, but it can also invest in emerging markets, which may offer faster rates of economic growth but subject the fund to greater risk of volatility and illiquid securities. For enhanced access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

While investing in companies that operate under different economic and political systems involves risk, it may give your money a chance to grow, even during a downturn in the U.S. economy. International economies may be expanding at times when the U.S. economy is sluggish. Also, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, the pound, and other currencies can fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

In making investment decisions, the fund’s management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they signal more risk than reward. For more than 10 years, the fund has helped investors benefit from investing in rapidly growing international companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam International New Opportunities Fund’s holdings
have spanned many sectors and international markets.

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. The fund primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.

Highlights

• Putnam International New Opportunities Fund’s class A shares returned 16.51% before sales charges for the six months ended March 31, 2007.

• The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI), returned 12.43% .

• The fund’s Lipper peer group, International Multi-Cap Growth Funds, returned 14.41% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/07

Since the fund’s inception (1/3/95), average annual return is 9.76% before sales charge and 9.28% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge
10 years	7.67%	7.09%	109.38%	98.39%

5 years	15.12	13.88	102.15	91.51

3 years	19.91	17.78	72.41	63.38

1 year	20.32	14.01	20.32	14.01

6 months	—	—	16.51	10.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. A 1% short-term trading fee may apply. For a portion of the period, this fund limited expenses, without which returns would have been lower. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

We are pleased to report that Putnam International New Opportunities Fund delivered a robust return for the first half of its 2007 fiscal year, which ended March 31, 2007. Based on results at net asset value (NAV, or without sales charges), your fund outperformed both its benchmark index and the average for its Lipper peer group, International Multi-Cap Growth Funds. Although this period was very favorable for investing in international markets, we attribute the fund’s strong results to the success of our stock selections across all markets and sectors. In addition to stock performance, the strength of several foreign currencies, including the euro and the British pound, helped support your fund’s results.

Market overview

International markets performed well during the semiannual period, as stocks benefited from strong global economic activity. During the period, the International Monetary Fund (IMF) raised its estimate of current economic growth. Europe and Japan, where economic activity had been slowest, accelerated in recent months. The current global expansion remains one of the most solid and pervasive of recent history. In response to this expansion, monetary policy has been tightened in several countries to help keep inflation under control.

Over the past several years, we have described how an increasing number of international companies have embraced growth strategies to gain access to new markets, increase market share, develop new products, and deliver greater profit growth to shareholders. During the semiannual period, we continued to see many of these strategies bear fruit. Another source of strength flowed from consumer spending, particularly in two of the most affluent world markets, Germany and Japan. German consumers surprised many by taking in stride the January 1, 2007, increase in the nation’s value-added tax. It appears the increase has had no significant impact on consumer behavior to date.

While the market rally dominated the period, there was an interruption in February and early March when market volatility spiked, reflecting concerns that weakness in the U.S. housing market could undermine U.S. consumer spending. Given the magnitude of U.S. imports, weakness in U.S. consumer spending can have international ramifications. However, we think this problem is localized in the United States, and is unlikely to derail the positive trends in economic growth and consumer spending abroad.

Strategy overview

Your fund seeks long-term capital appreciation by investing in stocks of international companies that we believe can achieve high rates of business growth. We actively research stocks to identify those that we believe have the best prospects for capital appreciation relative to the amount of risk we consider appropriate. Given this emphasis on stock selection, the fund’s sector and country allocations typically reflect the outcome of our stock selection process rather than a deliberate focus on what countries or markets appear attractive. We do, however, informally limit the fund’s investments in emerging-market stocks because of their higher risk level. Consequently, it is not unusual for the fund to have a smaller position in these stocks, relative to its peer group, as other funds in the peer group may take a more aggressive

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Equities

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI)
(international growth stocks of large companies)	12.43%

MSCI EAFE Index (international stocks)	14.85%

Russell 1000 Growth Index (large-company growth stocks)	7.19%

S&P 500 Index (broad stock market)	7.38%

Bonds

Citigroup World Government Bond Index (global bonds)	2.98%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.29%

JPMorgan Global High Yield Index (global high-yield bonds)	7.55%

approach in pursuit of higher returns. However, we believe keeping the fund’s emphasis on high-quality growth stocks that are primarily from developed markets can provide more consistent results over the long term.

Our investment process starts with an examination of a company’s financial statements and business model, and is followed by talks with company managers. We try to determine the company’s ability to maintain capital discipline while increasing profits. Also, we want to see company management focusing on rewarding shareholders, so we will look for strategies that can deliver share-price appreciation or higher dividends, or other investor-centric measures, such as share repurchases. We believe our research helps us identify companies that appear likely to sustain a competitive advantage for several quarters or years and whose stocks we consider likely to perform better than international markets in general.

The fund has the flexibility to invest in companies of different sizes. In large companies, we look for evidence of steady growth as well as organizational and marketing muscle. In midsize and small companies, we look for dynamic businesses that we consider positioned to exploit new opportunities. Should these companies succeed, we have the flexibility to keep them in the portfolio as they grow larger.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s holdings

One of the portfolio’s top-performing holdings has benefited from the expansion of global trade. Orient Overseas, based in Hong Kong, operates a fleet of cargo ships as well as port facilities in the Pacific region. During the period, the company increased the volume of its cargo trade and raised rates charged to customers. However, we believe its strong performance more likely results from arrangements that it made in October 2006 to sell several of its port facilities. We supported disposing of these properties because they were underperforming, and we believe the sale can help Orient Overseas maintain its profit growth.

Increased consumer spending in Germany contributed to the strength of German retailers. Praktiker is Germany’s equivalent of The Home Depot in the United States — a chain of stores selling home-improvement supplies. It appreciated and contributed to fund performance. We also purchased a stock called Douglas Holding, which operates stores that sell a variety of consumer products, such as clothing, health and beauty products, jewelry and watches, and candy. Since it was added late in the period it did not contribute to results, but we are optimistic about its prospects.

Mitsumi Electric of Japan is an excellent example of how a company can benefit from a recently implemented growth strategy. This diversified electronics manufacturer produces

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 3/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

Reckitt Benckiser PLC (2.9%)	United Kingdom	Consumer goods

Nobel Biocare Holding AG (2.7%)	Switzerland	Medical technology

Total SA (2.0%)	France	Oil and gas

GlaxoSmithKline PLC (1.9%)	United Kingdom	Pharmaceuticals

Daito Trust Construction Co., Ltd. (1.7%)	Japan	Engineering
and construction

Macquarie Bank, Ltd. (1.6%)	Australia	Investment banking/
Brokerage

Daiichi Sankyo Co., Ltd. (1.4%)	Japan	Pharmaceuticals

Saipem SpA (1.4%)	Italy	Energy

Novartis AG (1.3%)	Switzerland	Pharmaceuticals

Veolia Environnement (1.3%)	France	Water utilities

integrated circuits, computer keyboards, and printed circuit boards. Demand for these products has been strong, but the company has also reduced debt and developed new products. It has, consequently, become a top competitor in its industry, and its stock price has risen to reflect this.

Other top performers during the period reflected our diverse range of portfolio holdings. Nobel Biocare of Switzerland makes dental implants, and is a world leader in quality, distribution, and marketing. The stock is thriving as growing numbers of wealthy consumers around the world are spending money on health and beauty, including the replacement teeth that Nobel Biocare supplies. In Norway, ACTA Holding, a financial services company, has thrived under the influence of the nation’s oil wealth from production in the North Sea. ACTA provides asset management and insurance products, and is introducing mutual funds to serve Norwegians with more disposable income to invest. In Spain, Technicas Reunidas is also benefiting from high oil prices; this engineering company is a major player in building and re-outfitting oil refineries. It has benefited from the high level of capital spending by oil companies trying to meet demand by expanding their refinery capacity.

While the fund outperformed its benchmark during the period, some holdings have not performed as well as we expected and had a negative impact on results. An example is Daito Trust Construction of Japan. This company, which converts real estate into condominiums, has struggled because of disappointing sales. To address the problem, the company’s chairman returned to his role as chief executive officer (CEO). Under his leadership, we expect sales — and the stock — to recover, and we are maintaining the fund’s position.

However, in two other cases, we did not think the companies’ stock prices would recover from lagging results. We decided to sell the positions and deploy the proceeds into investments with what we considered better growth prospects. One holding we sold was Playtech, a stock listed in the Virgin Islands, but with operations primarily in the United Kingdom, and which supplies software for online gaming sites. We sold the stock in late 2006 when the U.S. government surprised us by passing a law to curtail online gaming, which has hurt the entire industry. We also sold the fund’s position in Bergesen Worldwide Gas of Norway. This company is a leading shipper of liquefied natural gas. Based on our research, we believed that the construction of new tankers by companies in this industry in the last few years would lead to excess capacity, which could hurt profit margins.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In the months ahead, we do not anticipate an interruption in the general trends we have described. Business activity currently remains brisk in international markets. An increasing number of international companies are adopting growth strategies. These businesses are focused on controlling costs, improving efficiency, and developing both new markets and new products. They also pay attention to shareholders by making clear efforts to boost the value of their shares or their dividends.

We are pleased to have a wider range of companies from which to select holdings for your fund. In addition, we find it encouraging that, in many cases, the valuations of these stocks remain more attractive than those of U.S. stocks in similar industries. This is helpful because it enables us to manage the fund’s risk exposure as well as its growth potential. In short, we believe the outlook for growth-style investors in international markets remains positive.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.76%	9.28%	8.95%	8.95%	8.95%	8.95%	9.22%	8.93%	9.50%	9.79%

10 years	109.38	98.39	94.23	94.23	94.44	94.44	99.19	92.75	104.48	110.09
Annual average	7.67	7.09	6.86	6.86	6.88	6.88	7.13	6.78	7.42	7.71

5 years	102.15	91.51	94.59	92.59	94.67	94.67	97.04	90.59	99.92	102.83
Annual average	15.12	13.88	14.24	14.01	14.25	14.25	14.53	13.77	14.86	15.19

3 years	72.41	63.38	68.61	65.61	68.65	68.65	69.85	64.39	71.27	72.99
Annual average	19.91	17.78	19.02	18.31	19.03	19.03	19.31	18.02	19.64	20.04

1 year	20.32	14.01	19.32	14.32	19.40	18.40	19.61	15.75	19.96	20.50

6 months	16.51	10.39	16.01	11.01	16.03	15.03	16.14	12.35	16.39	16.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 3/31/07

	S&P/Citigroup World	Lipper International
	Ex-U.S. Growth Primary	Multi-Cap Growth
	Market Index (PMI)	Funds category average*

Annual average
(life of fund)	8.21%	8.33%

10 years	113.87	123.56
Annual average	7.90	7.87

5 years	94.32	94.54
Annual average	14.21	14.12

3 years	66.72	65.24
Annual average	18.58	18.14

1 year	16.64	16.94

6 months	12.43	14.41

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, 10-year, and life-of-fund periods ended 3/31/07, there were 211, 192, 143, 121, 52, and 27 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.075		—	—	—		$0.072	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.075		—	—	—		$0.072	$0.114

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$15.50	$16.36	$14.43	$14.85	$14.81	$15.31	$15.42	$15.53

3/31/07	17.98	18.98	16.74	17.23	17.20	17.78	17.87	17.99

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund’s annual operating expenses

For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Total annual fund
operating expenses	1.73	2.48	2.48	2.23	1.98	1.48

* Reflects Putnam Management’s decision to contractually limit expenses through next fiscal year-end of the fund, 9/30/07. Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.58	$ 12.60	$ 12.60	$ 11.26	$ 9.93	$ 7.24

Ending value (after expenses)	$1,165.10	$1,160.10	$1,160.30	$1,161.40	$1,163.90	$1,166.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.00	$ 11.75	$ 11.75	$ 10.50	$ 9.25	$ 6.74

Ending value (after expenses)	$1,017.00	$1,013.26	$1,013.26	$1,014.51	$1,015.76	$1,018.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.59%	2.34%	2.34%	2.09%	1.84%	1.34%

Average annualized expense
ratio for Lipper peer group*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002
Putnam International New
Opportunities Fund	79%	92%	120%	144%	133%

Lipper International Multi-Cap
Growth Funds category average	85%	87%	103%	125%	116%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden and David Shea are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/06.

Trustee and Putnam employee fund ownership

As of March 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Total assets in
Assets in the fund	all Putnam funds

$ 333,000	$ 98,000,000

$10,691,000	$458,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $1,100,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Stephen Dexter, Denise Selden, and David Shea are not Portfolio Leaders or Portfolio Members of any other Putnam mutual fund. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended March 31, 2007, Portfolio Member David Shea joined your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 54th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Multi-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

52nd	61st	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 174, 149, and 104 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper International Multi-Cap Growth Funds category for the one-, five-, and ten-year periods ended March 31, 2007, were 16th, 33rd, and 55th, respectively. Over the one-, five-, and ten-year periods ended March 31, 2007, the fund ranked 30th out of 192, 40th out of 121, and 29th out of 52 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the sub-management contract between Putnam Management and Putnam Investments Limited

In September 2006, the Trustees approved a sub-management contract between Putnam Management and Putnam Investments Limited, an affiliate of Putnam Management. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended, and the Independent Trustees approved, your fund’s sub-management contract, effective December 30, 2006.

The Trustees considered numerous factors they believe relevant in approving your fund’s sub-management contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in Putnam’s London office to manage a portion of your fund’s assets and PIL’s expertise in managing assets invested in European markets. The Trustees also considered that United Kingdom securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam’s investment professionals in London to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to your fund.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

COMMON STOCKS (99.3%)*

	Shares	Value

Aerospace and Defense (1.2%)
CAE, Inc. (Canada)	550,900	$6,217,757
MTU Aero Engines Holding AG (Germany)	61,149	3,629,443
		9,847,200

Airlines (0.7%)
Vueling Airlines SA 144A (Spain) †	102,690	6,033,366

Automotive (2.8%)
Piaggio & C. SpA (Italy) †	1,323,597	6,729,372
Piaggio & C. SpA 144A (Italy) †	126,200	641,620
Suzuki Motor Corp. (Japan)	293,600	7,627,916
Toyota Motor Corp. (Japan)	128,100	8,211,538
		23,210,446

Banking (6.7%)
Anglo Irish Bank Corp. PLC (Ireland)	160,040	3,419,223
Bank of Ireland PLC (Dublin Exchange) (Ireland)	178,595	3,851,418
Canadian Imperial Bank of Commerce (Canada)	49,400	4,293,733
China Merchants Bank Co., Ltd. (China) †	2,061,000	4,156,869
China Merchants Bank Co., Ltd. 144A (China) †	337,500	680,710
Commerzbank AG (Germany)	97,800	4,329,136
Julius Baer Holding, Ltd. Class B (Switzerland)	37,253	5,083,997
Kazkommertsbank GDR 144A (Kazakhstan) †	192,320	3,731,008
Kookmin Bank (South Korea)	27,070	2,429,248
Mitsubishi UFJ Financial Group, Inc. (Japan)	618	6,978,604
Mizuho Financial Group, Inc. (Japan)	544	3,505,655
Royal Bank of Scotland Group PLC (United Kingdom)	112,841	4,404,771
Royal Bank of Scotland Group PLC 144A (United Kingdom) †	49,025	1,913,701
St. George Bank, Ltd. (Australia)	236,531	6,703,944
		55,482,017

Basic Materials (1.2%)
CRH PLC (Ireland)	227,301	9,712,481

Beverage (1.0%)
InBev NV (Belgium)	112,710	8,134,615

Biotechnology (0.5%)
Basilea Pharmaceutica AG (Switzerland) †	5,356	1,244,325
Basilea Pharmaceutical 144A (Switzerland) †	10,757	2,499,105
		3,743,430

Broadcasting (1.4%)
British Sky Broadcasting PLC (United Kingdom)	567,213	6,294,193
Modern Times Group AB Class B (Sweden)	93,250	5,456,458
		11,750,651

COMMON STOCKS (99.3%)* continued

	Shares	Value

Building Materials (0.9%)
SIG PLC (United Kingdom)	287,957	$7,183,922

Cable Television (0.6%)
Rogers Communications Class B (Canada)	146,600	4,806,120

Chemicals (1.0%)
Tokuyama Corp. (Japan)	202,000	3,533,028
Toray Industries, Inc. (Japan)	652,000	4,716,454
		8,249,482

Commercial and Consumer Services (3.2%)
Barloworld, Ltd. (South Africa)	133,337	3,320,263
Compass Group PLC (United Kingdom)	708,986	4,742,762
De La Rue PLC (United Kingdom)	295,533	4,157,447
SGS SA (Switzerland)	3,383	4,040,442
Sodexho Alliance SA (France)	141,842	10,381,103
		26,642,017

Communications Equipment (0.5%)
Nokia OYJ (Finland)	181,250	4,170,058

Computers (0.6%)
Wincor Nixdorf AG (Germany)	51,468	4,797,020

Construction (1.4%)
JM AB (Sweden)	134,000	4,616,255
Sika AG (Switzerland) †	4,186	7,115,063
		11,731,318

Consumer (0.5%)
Sony Corp. (Japan)	83,400	4,241,518

Consumer Goods (3.9%)
Reckitt Benckiser PLC (United Kingdom)	454,794	23,676,598
Uni-Charm Corp. (Japan)	64,600	4,091,662
Unilever NV (Netherlands)	152,082	4,427,037
		32,195,297

Distribution (1.1%)
Jeronimo Martins, SGPS, SA (Portugal)	222,985	5,806,161
Olam International, Ltd. (Singapore)	1,695,000	3,419,727
		9,225,888

Electric Utilities (1.5%)
RWE AG (Germany)	34,500	3,648,574
Scottish and Southern Energy PLC (United Kingdom)	280,191	8,495,160
		12,143,734

COMMON STOCKS (99.3%)* continued

	Shares	Value

Electrical Equipment (3.3%)
Nexans SA (France)	25,992	$3,436,005
Schneider Electric SA (France)	66,953	8,495,904
Schneider Electric SA (New) (France) †	3,938	483,774
Siemens AG (Germany)	100,484	10,735,445
Zumtobel AG (Austria) †	122,979	4,154,611
		27,305,739

Electronics (4.2%)
Hoya Corp. (Japan)	208,800	6,931,635
Mitsumi Electric Co., Ltd. (Japan)	220,200	7,291,391
Nippon Electric Glass Co., Ltd. (Japan)	213,000	3,734,463
Omron Corp. (Japan)	156,100	4,201,367
Perlos OYJ (Finland)	319,900	1,627,489
Samsung Electronics Co., Ltd. (South Korea)	8,220	4,920,638
Shinko Electric Industries (Japan)	160,200	3,618,034
SOITEC (France) †	91,659	2,185,926
		34,510,943

Energy (2.9%)
Electromagnetic GeoServices AS (Norway) †	167,251	4,004,842
Electromagnetic GeoServices AS 144A (Norway) †	23,540	563,668
Saipem SpA (Italy)	388,698	11,314,820
Technicas Reunidas SA (Spain)	47,019	2,338,722
Technicas Reunidas SA 144A (Spain) †	122,440	6,090,156
		24,312,208

Energy (Other) (1.3%)
Renewable Energy Corp. AS (Norway) †	360,370	8,154,643
Renewable Energy Corp. AS 144A (Norway) †	115,500	2,613,595
		10,768,238

Engineering & Construction (3.1%)
Daito Trust Construction Co., Ltd. (Japan)	294,300	13,867,932
Leighton Holdings, Ltd. (Australia)	189,317	5,134,472
Vinci SA (France)	27,395	4,244,075
YIT OYJ (Finland)	72,850	2,509,736
		25,756,215

Financial (3.5%)
Acta Holding ASA (Norway)	1,991,410	11,077,226
Grupo Financiero Banorte SA de CV (Mexico)	1,195,600	5,674,768
ORIX Corp. (Japan)	25,720	6,704,058
Shinhan Financial Group Co., Ltd. (South Korea)	97,410	5,592,919
		29,048,971

Food (1.3%)
Nestle SA (Switzerland)	21,726	8,463,108
Parmalat SpA (Italy) †	632,905	2,717,055
		11,180,163

COMMON STOCKS (99.3%)* continued

	Shares	Value

Forest Products and Packaging (1.0%)
Smurfit Kappa PLC (Ireland) †	141,299	$3,528,252
Smurfit Kappa PLC 144A (Ireland) †	43,799	1,093,666
Travis Perkins PLC (United Kingdom)	98,948	3,916,965
		8,538,883

Gaming & Lottery (0.6%)
Aristocrat Leisure, Ltd. (Australia)	370,082	4,910,707

Homebuilding (0.5%)
Barratt Developments PLC (United Kingdom)	204,878	4,454,227

Household Furniture and Appliances (0.5%)
Nobia AB (Sweden)	106,700	4,371,197

Insurance (4.3%)
Admiral Group PLC (United Kingdom)	208,582	4,715,325
Aegon NV (Netherlands)	395,068	7,870,812
Allianz SE (Germany)	34,640	7,123,238
AMP, Ltd. (Australia)	528,246	4,440,726
QBE Insurance Group, Ltd. (Australia)	159,512	4,070,589
Zurich Financial Services AG (Switzerland)	25,618	7,396,093
		35,616,783

Investment Banking/Brokerage (3.7%)
Ashmore Group PLC 144A (United Kingdom) †	1,068,200	6,089,628
Credit Suisse Group (Switzerland)	60,470	4,340,262
Daiwa Securities Group, Inc. (Japan)	529,000	6,391,297
Macquarie Bank, Ltd. (Australia)	201,026	13,459,299
		30,280,486

Lodging/Tourism (0.6%)
Punch Taverns PLC (United Kingdom)	206,823	5,074,345

Machinery (2.9%)
Alstom (France) †	62,718	8,136,055
Andritz AG (Austria)	16,920	4,242,791
Makita Corp. (Japan)	108,700	4,033,104
Sumitomo Heavy Industries, Ltd. (Japan)	747,000	7,445,899
		23,857,849

Manufacturing (1.3%)
Hyundai Mipo Dockyard (South Korea)	56,530	10,428,448

Medical Technology (3.8%)
Fresenius Medical Care AG (Germany)	35,870	5,206,427
Mindray Medical International, Ltd. ADR Class A (China)	172,184	4,099,701
Nobel Biocare Holding AG (Switzerland)	61,570	22,450,827
		31,756,955

COMMON STOCKS (99.3%)* continued

	Shares	Value

Metals (1.4%)
Algoma Steel, Inc. (Canada) †	74,800	$3,391,210
Salzgitter AG (Germany)	58,759	8,560,083
		11,951,293

Natural Gas Utilities (0.5%)
Centrica PLC (United Kingdom)	563,553	4,285,475

Oil & Gas (2.0%)
Total SA (France)	240,217	16,823,954

Pharmaceuticals (11.4%)
Astellas Pharma, Inc. (Japan)	190,200	8,203,566
AstraZeneca PLC (London Exchange) (United Kingdom)	188,654	10,147,972
Bayer AG (Germany)	38,983	2,487,661
CSL, Ltd. (Australia)	62,633	4,174,212
Daiichi Sankyo Co., Ltd. (Japan)	370,600	11,359,025
GlaxoSmithKline PLC (United Kingdom)	582,454	16,009,316
Merck KGaA (Germany)	40,733	5,250,342
Novartis AG (Switzerland)	193,825	11,119,930
Ono Pharmaceutical Co., Ltd. (Japan)	83,800	4,695,874
Roche Holding AG (Switzerland)	37,754	6,681,299
Sanofi-Synthelabo SA (France)	71,158	6,185,625
Terumo Corp. (Japan)	224,900	8,764,570
		95,079,392

Photography/Imaging (0.9%)
Fuji Photo Film Cos., Ltd. (Japan)	99,400	4,067,821
Konica Corp. (Japan)	272,500	3,581,508
		7,649,329

Power Producers (1.0%)
SembCorp Industries, Ltd. (Singapore)	2,436,800	8,193,895

Publishing (0.5%)
Schibsted ASA (Norway)	91,650	4,042,229

Real Estate (1.3%)
Kier Group PLC (United Kingdom)	106,782	5,044,347
Mitsui Fudosan Co., Ltd. (Japan)	188,000	5,522,839
		10,567,186

Retail (2.1%)
Douglas Holding AG (Germany)	50,696	2,967,721
Hennes & Mauritz AB Class B (Sweden)	85,500	4,923,366
Isetan Co., Ltd. (Japan)	130,100	2,269,957
Praktiker Bau- und Heimwerkermaerkte AG (Germany)	92,046	3,247,256
Woolworths, Ltd. (Australia)	199,647	4,392,120
		17,800,420

COMMON STOCKS (99.3%)* continued

	Shares	Value

Schools (0.4%)
New Oriental Education & Technology Group ADR (China) †	92,100	$3,732,813

Semiconductor (0.8%)
Tokyo Electron, Ltd. (Japan)	90,500	6,331,465

Shipping (1.0%)
Orient Overseas International, Ltd. (Hong Kong)	921,000	8,557,135

Software (0.9%)
NTT Data Corp. (Japan)	641	3,259,968
Trend Micro, Inc. (Japan)	151,000	4,128,205
		7,388,173

Technology Services (1.6%)
Cap Gemini SA (France)	103,292	7,860,392
United Internet AG (Germany)	277,123	5,387,817
		13,248,209

Telecommunications (1.5%)
Fastweb (Italy)	46,887	2,997,681
Koninklijke (Royal) KPN NV (Netherlands)	287,724	4,479,747
Telefonica SA (Spain)	222,739	4,907,486
		12,384,914

Textiles (0.5%)
Gildan Activewear, Inc. (Canada) †	69,500	4,099,939

Transportation Services (0.3%)
Kuehne & Nagel International AG (Switzerland)	33,929	2,791,344

Trucks & Parts (0.4%)
Nifco, Inc. (Japan)	127,800	3,309,475

Water Utilities (1.3%)
Veolia Environnement (France)	149,493	11,110,739

Total common stocks (cost $679,022,664)		$824,820,316

SHORT-TERM INVESTMENTS (1.9%)* (cost $15,373,571)

	Shares	Value
Putnam Prime Money Market Fund (e)	15,373,571	$15,373,571

TOTAL INVESTMENTS
Total investments (cost $694,396,235)		$840,193,887

* Percentages indicated are based on net assets of $830,653,862.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At March 31, 2007, liquid assets totaling $32,764,875 have been designated as collateral for open forward currency contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts respectively, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at March 31, 2007 (as a percentage of Portfolio Value):

Australia	5.6%
Austria	1.0
Belgium	1.0
Canada	2.7
China	1.5
Finland	1.0
France	9.4
Germany	8.0
Hong Kong	1.0
Ireland	2.6
Italy	2.9
Japan	20.6
Mexico	0.7
Netherlands	2.0
Norway	3.6
Portugal	0.7
Singapore	1.4
South Korea	2.8
Spain	2.3
Sweden	2.3
Switzerland	9.9
United Kingdom	14.4
United States	1.8
Other	0.8

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/07 (aggregate face value $196,687,454) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$40,125,883	$38,938,098	4/18/07	$1,187,785
British Pound	41,551,444	41,056,494	6/20/07	494,950
Canadian Dollar	39,495,823	38,841,292	4/18/07	654,531
Euro	42,678,144	42,124,494	6/20/07	553,650
Japanese Yen	19,411,941	19,515,521	5/16/07	(103,580)
Norwegian Krone	10,266,293	10,140,042	6/20/07	126,251
Swedish Krona	2,024,371	2,013,082	6/20/07	11,289
Swiss Franc	4,067,260	4,058,431	6/20/07	8,829

Total				$2,933,705

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/07 (aggregate face value $165,107,536) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	depreciation

Australian Dollar	$18,333,196	$17,863,515	4/18/07	$ (469,681)
British Pound	4,419,145	4,326,066	6/20/07	(93,079)
Canadian Dollar	4,070,718	3,993,924	4/18/07	(76,794)
Euro	28,970,673	28,834,389	6/20/07	(136,284)
Japanese Yen	36,713,673	36,313,817	5/16/07	(399,856)
Norwegian Krone	12,711,573	12,441,721	6/20/07	(269,852)
South African Rand	2,332,798	2,390,120	4/18/07	57,322
Swedish Krona	10,473,435	10,396,678	6/20/07	(76,757)
Swiss Franc	48,831,157	48,547,306	6/20/07	(283,851)

Total				$(1,748,832)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $679,022,664)	$824,820,316
Affiliated issuers (identified cost $15,373,571) (Note 5)	15,373,571

Cash	10,717

Foreign currency (cost $3,357) (Note 1)	8,832

Dividends, interest and other receivables	3,825,278

Receivable for shares of the fund sold	820,320

Receivable for securities sold	5,350,262

Receivable for open forward currency contracts (Note 1)	3,129,167

Receivable for closed forward currency contracts (Note 1)	1,039,330

Total assets	854,377,793

LIABILITIES

Payable for securities purchased	16,388,286

Payable for shares of the fund repurchased	1,010,783

Payable for compensation of Manager (Notes 2 and 5)	1,655,411

Payable for investor servicing and custodian fees (Note 2)	299,037

Payable for Trustee compensation and expenses (Note 2)	208,052

Payable for administrative services (Note 2)	4,166

Payable for distribution fees (Note 2)	522,337

Payable for open forward currency contracts (Note 1)	1,944,294

Payable for closed forward currency contracts (Note 1)	1,549,301

Other accrued expenses	142,264

Total liabilities	23,723,931

Net assets	$830,653,862

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,197,817,750

Distributions in excess of net investment income (Note 1)	(630,488)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(513,572,110)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	147,038,710

Total — Representing net assets applicable to capital shares outstanding	$830,653,862

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($650,860,470 divided by 36,203,819 shares)	$17.98

Offering price per class A share
(100/94.75 of $17.98)*	$18.98

Net asset value and offering price per class B share
($122,003,129 divided by 7,286,653 shares)**	$16.74

Net asset value and offering price per class C share
($18,226,485 divided by 1,057,867 shares)**	$17.23

Net asset value and redemption price per class M share
($19,795,680 divided by 1,150,638 shares)	$17.20

Offering price per class M share
(100/96.75 of $17.20)*	$17.78

Net asset value, offering price and redemption price per class R share
($479,205 divided by 26,817 shares)	$17.87

Net asset value, offering price and redemption price per class Y share
($19,288,893 divided by 1,071,970 shares)	$17.99

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $557,460)	$ 6,341,125

Interest (including interest income of $152,184
from investments in affiliated issuers) (Note 5)	216,943

Securities lending	18,983

Total investment income	6,577,051

EXPENSES

Compensation of Manager (Note 2)	3,843,608

Investor servicing fees (Note 2)	1,331,077

Custodian fees (Note 2)	426,118

Trustee compensation and expenses (Note 2)	18,681

Administrative services (Note 2)	17,479

Distribution fees — Class A (Note 2)	775,712

Distribution fees — Class B (Note 2)	618,554

Distribution fees — Class C (Note 2)	85,966

Distribution fees — Class M (Note 2)	72,063

Distribution fees — Class R (Note 2)	929

Other	139,262

Fees waived and reimbursed by Manager (Notes 2 and 5)	(435,856)

Total expenses	6,893,593

Expense reduction (Note 2)	(278,600)

Net expenses	6,614,993

Net investment loss	(37,942)

Net realized gain on investments (Notes 1 and 3)	94,207,587

Net realized gain on foreign currency transactions (Note 1)	552,217

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	748,547

Net unrealized appreciation of investments during the period	25,694,960

Net gain on investments	121,203,311

Net increase in net assets resulting from operations	$121,165,369

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income (loss)	$(37,942)	$ 2,374,820

Net realized gain on investments
and foreign currency transactions	94,759,804	115,634,276

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	26,443,507	(5,224,221)

Net increase in net assets resulting from operations	121,165,369	112,784,875

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(2,779,022)	(8,768,362)

Class B	—	(1,138,288)

Class C	—	(154,521)

Class M	—	(222,404)

Class R	(1,746)	(1,250)

Class Y	(118,436)	(230,923)

Redemption fees (Note 1)	12,866	33,344

Decrease from capital share transactions (Note 4)	(48,056,637)	(83,786,125)

Total increase in net assets	70,222,394	18,516,346

NET ASSETS

Beginning of period	760,431,468	741,915,122

End of period (including distributions in excess of net
investment income of $630,488 and undistributed net
investment income of $2,306,658, respectively)	$830,653,862	$760,431,468

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss)on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2007**	$15.50	.01(d)	2.55	2.56	(.08)	(.08)	—(e)	$17.98	16.51*	$650,860	.79*(d)	.07*(d)	66.52*
September 30, 2006	13.51	.07(d,f)	2.14	2.21	(.22)	(.22)	—(e)	15.50	16.63	586,766	1.60(d,f)	.48(d,f)	78.99
September 30, 2005	10.34	.11(d,g)	3.08	3.19	(.02)	(.02)	—(e)	13.51	30.93(g)	558,101	1.70(d)	.92(d,g)	92.11
September 30, 2004	9.01	.05(d)	1.37	1.42	(.09)	(.09)	—(e)	10.34	15.77	442,192	1.68(d)	.47(d)	120.02
September 30, 2003	7.37	.04	1.60	1.64	—	—	—	9.01	22.25	481,845	1.71	.54	143.91
September 30, 2002	8.44	.03	(1.10)	(1.07)	—	—	—	7.37	(12.68)	487,947	1.60	.35	133.11

CLASS B
March 31, 2007**	$14.43	(.05)(d)	2.36	2.31	—	—	—(e)	$16.74	16.01*	$122,003	1.17*(d)	(.32)*(d)	66.52*
September 30, 2006	12.57	(.04)(d,f)	2.00	1.96	(.10)	(.10)	—(e)	14.43	15.74	122,375	2.35(d,f)	(.31)(d,f)	78.99
September 30, 2005	9.67	.01(d,g)	2.89	2.90	—	—	—(e)	12.57	29.99(g)	149,742	2.45(d)	.07(d,g)	92.11
September 30, 2004	8.43	(.03)(d)	1.29	1.26	(.02)	(.02)	—(e)	9.67	14.93	224,449	2.43(d)	(.31)(d)	120.02
September 30, 2003	6.95	(.01)	1.49	1.48	—	—	—	8.43	21.30	355,278	2.46	(.21)	143.91
September 30, 2002	8.02	(.04)	(1.03)	(1.07)	—	—	—	6.95	(13.34)	355,650	2.35	(.43)	133.11

CLASS C
March 31, 2007**	$14.85	(.05)(d)	2.43	2.38	—	—	—(e)	$17.23	16.03*	$18,226	1.17*(d)	(.31)*(d)	66.52*
September 30, 2006	12.96	(.04)(d,f)	2.06	2.02	(.13)	(.13)	—(e)	14.85	15.74	16,183	2.35(d,f)	(.27)(d,f)	78.99
September 30, 2005	9.97	.02(d,g)	2.97	2.99	—	—	—(e)	12.96	29.99(g)	15,098	2.45(d)	.15(d,g)	92.11
September 30, 2004	8.69	(.03)(d)	1.32	1.29	(.01)	(.01)	—(e)	9.97	14.85	14,058	2.43(d)	(.30)(d)	120.02
September 30, 2003	7.16	(.02)	1.55	1.53	—	—	—	8.69	21.37	19,034	2.46	(.21)	143.91
September 30, 2002	8.26	(.04)	(1.06)	(1.10)	—	—	—	7.16	(13.32)	18,987	2.35	(.44)	133.11

CLASS M
March 31, 2007**	$14.81	(.03)(d)	2.42	2.39	—	—	—(e)	$17.20	16.14*	$19,796	1.04*(d)	(.19)*(d)	66.52*
September 30, 2006	12.92	(.01)(d,f)	2.06	2.05	(.16)	(.16)	—(e)	14.81	16.02	18,470	2.10(d,f)	(.04)(d,f)	78.99
September 30, 2005	9.92	.04(d,g)	2.96	3.00	—	—	—(e)	12.92	30.24(g)	18,907	2.20(d)	.38(d,g)	92.11
September 30, 2004	8.64	(.01)(d)	1.33	1.32	(.04)	(.04)	—(e)	9.92	15.26	18,730	2.18(d)	(.06)(d)	120.02
September 30, 2003	7.10	—(e)	1.54	1.54	—	—	—	8.64	21.69	27,403	2.21	.02	143.91
September 30, 2002	8.18	(.01)	(1.07)	(1.08)	—	—	—	7.10	(13.20)	29,221	2.10	(.17)	133.11

CLASS R
March 31, 2007**	$15.42	—(d,e)	2.52	2.52	(.07)	(.07)	—(e)	$17.87	16.39*	$479	.92*(d)	(.01)*(d)	66.52*
September 30, 2006	13.47	.03(d,f)	2.13	2.16	(.21)	(.21)	—(e)	15.42	16.28	307	1.85(d,f)	.23(d,f)	78.99
September 30, 2005	10.34	.13(d,g)	3.03	3.16	(.03)	(.03)	—(e)	13.47	30.59(g)	67	1.95(d)	1.07(d,g)	92.11
September 30, 2004†	9.77	.01(d)	.65	.66	(.09)	(.09)	—	10.34	6.75*	10	1.61*(d)	.18*(d)	120.02

CLASS Y
March 31, 2007**	$15.53	.03(d)	2.54	2.57	(.11)	(.11)	—(e)	$17.99	16.62*	$19,289	.67*(d)	.20*(d)	66.52*
September 30, 2006††	13.49	.11(d,f)	2.16	2.27	(.23)	(.23)	—(e)	15.53	17.09*	16,331	1.34(d,f)	.75*(d,f)	78.99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 47

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

†† For the period October 4, 2005 (commencement of operations) to September 30, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

March 31, 2007	0.05%

September 30, 2006	0.09

September 30, 2005	0.05

September 30, 2004	0.08

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended September 30, 2006 (Note 6).

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.09%

Class B	0.01	0.09

Class C	0.01	0.09

Class M	0.01	0.09

Class R	0.02	0.13

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam International New Opportunities Fund (the “Fund”) is a series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2007, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $607,462,547 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$434,159,358	September 30, 2010

173,303,189	September 30, 2011

The aggregate identified cost on a tax basis is $695,265,602, resulting in gross unrealized appreciation and depreciation of $156,822,001 and $11,893,716, respectively, or net unrealized appreciation of $144,928,285.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2007, Putnam Management waived $433,019 of its management fee from the fund.

Effective December 30, 2006, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2007, the fund incurred $1,752,293 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2007, the fund’s expenses were reduced by $278,600 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $397, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $15,378 and $249 from the sale of class A and class M shares, respectively, and received $35,846 and $368 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received $394 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $528,402,261 and $577,094,074, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 3/31/07:
Shares sold	2,352,561	$ 39,802,887

Shares issued
in connection
with reinvestment
of distributions	152,966	2,585,130

	2,505,527	42,388,017

Shares
repurchased	(4,157,919)	(69,962,563)

Net decrease	(1,652,392)	$ (27,574,546)

Year ended 9/30/06:
Shares sold	6,295,618	$ 90,832,023

Shares issued
in connection
with reinvestment
of distributions	603,537	8,171,887

	6,899,155	99,003,910

Shares
repurchased	(10,345,002)	(147,553,110)

Net decrease	(3,445,847)	$ (48,549,200)

CLASS B	Shares	Amount
Six months ended 3/31/07:
Shares sold	351,588	$5,513,620

Shares issued
in connection
with reinvestment
of distributions	—	—

	351,588	5,513,620

Shares
repurchased	(1,547,940)	(24,398,454)

Net decrease	(1,196,352)	$(18,884,834)

Year ended 9/30/06:
Shares sold	1,183,662	$ 16,006,319

Shares issued
in connection
with reinvestment
of distributions	82,091	1,040,087

	1,265,753	17,046,406

Shares
repurchased	(4,698,555)	(62,677,846)

Net decrease	(3,432,802)	$(45,631,440)

CLASS C	Shares	Amount
Six months ended 3/31/07:
Shares sold	71,604	$1,154,316

Shares issued
in connection
with reinvestment
of distributions	—	—

	71,604	1,154,316

Shares
repurchased	(103,827)	(1,663,900)

Net decrease	(32,223)	$(509,584)

Year ended 9/30/06:
Shares sold	226,793	$3,130,407

Shares issued
in connection
with reinvestment
of distributions	9,799	127,782

	236,592	3,258,189

Shares
repurchased	(311,699)	(4,351,039)

Net decrease	(75,107)	$(1,092,850)

CLASS M	Shares	Amount
Six months ended 3/31/07:
Shares sold	30,731	$ 496,925

Shares issued
in connection
with reinvestment
of distributions	—	—

	30,731	496,925

Shares
repurchased	(127,620)	(2,056,895)

Net decrease	(96,889)	$(1,559,970)

Year ended 9/30/06:
Shares sold	109,703	$ 1,523,069

Shares issued
in connection
with reinvestment
of distributions	15,823	205,380

	125,526	1,728,449

Shares
repurchased	(341,752)	(4,704,320)

Net decrease	(216,226)	$(2,975,871)

CLASS R	Shares	Amount
Six months ended 3/31/07:
Shares sold	10,872	$184,822

Shares issued
in connection
with reinvestment
of distributions	101	1,682

	10,973	186,504

Shares
repurchased	(4,070)	(68,679)

Net increase	6,903	$117,825

Year ended 9/30/06:
Shares sold	15,538	$228,373

Shares issued
in connection
with reinvestment
of distributions	93	1,250

	15,631	229,623

Shares
repurchased	(707)	(10,331)

Net increase	14,924	$219,292

CLASS Y	Shares	Amount
Six months ended 3/31/07:
Shares sold	138,814	$ 2,346,254

Shares issued
in connection
with reinvestment
of distributions	7,008	118,436

	145,822	2,464,690

Shares
repurchased	(125,296)	(2,110,218)

Net increase	20,526	$ 354,472

For the period 10/4/05 (commencement of operations) to 9/30/06:

Shares sold	1,352,924	$18,517,623

Shares issued
in connection
with reinvestment
of distributions	17,055	230,923

	1,369,979	18,748,546

Shares
repurchased	(318,535)	(4,504,602)

Net increase	1,051,444	$14,243,944

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2007, management fees paid were reduced by $2,837 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $152,184 for the period ended March 31, 2007. During the period ended March 31, 2007, cost of purchases and proceeds of sales of investments in Putnam

Prime Money Market Fund aggregated $183,659,601 and $177,739,947, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $ 260,043 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended March 31, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 56% of the total brokerage commissions paid for the year ended March 31, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Cazenove, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Handelsbanken, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, and Morgan Stanley Dean Witter.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and Principal	Wanda M. McManus
Legal Counsel	Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA010 243416 5/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007